UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Agios Pharmaceuticals, Inc.

(Name of Registrant as Specified in its Charter)

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P.O. BOX 8016, CARY, NC 27512-9903

Agios Pharmaceuticals, Inc.

Annual Meeting of Stockholders

Wednesday, June 18, 2025 9:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AGIO for more details.

You must register prior to the deadline of June 16, 2025 at 5 p.m. ET, to attend the meeting online and/or participate at www.proxydocs.com/AGIO.

For a convenient way to view proxy materials, VOTE, and register to attend the meeting go to www.proxydocs.com/AGIO.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use this procedure for our annual meeting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 6, 2025.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials For Stockholders of record as of April 21, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/AGIO

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

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Agios Pharmaceuticals, Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

PROPOSAL
1.	To elect each of the two Class III director nominees set forth in the Proxy Statement, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his or her respective successor is duly elected and qualified.

1.01 Jacqualyn A. Fouse, Ph.D.

1.02 David Scadden, M.D.

2.	To vote, on an advisory basis, to approve the compensation paid to our named executive officers.

3.	To approve an amendment to the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan, to increase the number of shares of common stock available thereunder by 2,500,000 shares.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Note: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.